                                                                   EXHIBIT 10.27

                               FOURTH AMENDMENT TO
                         RECEIVABLES TRANSFER AGREEMENT

         This Fourth Amendment to Receivables Transfer Agreement (this "Amendment") is entered into as of November 21, 2001 by and among Bentley Mills, Inc., a Delaware corporation ("Bentley"), Chatham Marketing Co., a North Carolina corporation ("Chatham"), Guilford of Maine Marketing Co., a Nevada corporation ("Guilford"), Intek Marketing Co., a Nevada corporation ("Intek"), Interface Americas, Inc., a Georgia corporation ("Interface Americas"), Interface Architectural Resources, Inc., a Michigan corporation ("Interface Architectural"), Interface Flooring Systems, Inc., a Georgia corporation ("Interface Flooring"), Pandel, Inc., a Georgia corporation ("Pandel"), and Toltec Fabrics, Inc., a Georgia corporation ("Toltec" and together with Bentley, Chatham, Guilford, Intek, Interface Americas, Interface Architectural, Interface Flooring and Pandel, the "Original Sellers" and, individually, an "Original Seller"), and Interface, Inc., a Georgia corporation, as Originator ("Originator"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Transfer Agreement (as defined below) (or, if not defined in the Transfer Agreement, the meaning assigned to such term in the Purchase Agreement).

                             PRELIMINARY STATEMENTS

         Each of the Original Sellers and Originator are party to a certain Receivables Transfer Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Transfer Agreement").

         Each of the Original Sellers has requested certain amendments to provisions of the Transfer Agreement in order to permit the pledging of certain assets by such Original Seller; and, Originator desires to make such amendments as more fully described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES TRANSFER AGREEMENT

         1. Amendments. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment:

                  (a) Section 2.1(o) of the Transfer Agreement is hereby amended by adding the following words to the end of the first sentence in such section, "(other than a Permitted Adverse Claim)".

                  (b) Section 4.2(d) of the Transfer Agreement is hereby amended by adding the following words to the end of the last sentence in such section, ", other than an Adverse Claim in favor of the Collateral Agent (under and as defined in the Interface Credit Facilities)".

                  (c) Section 5.1(g) of the Transfer Agreement is hereby amended by adding the following words, "(other than a Permitted Adverse Claim)" after the words, "any Adverse Claims" in such section.

         2. Representations and Warranties. Each Original Seller represents and warrants, as of the date hereof, that both before and after giving effect to this Amendment:

                  (a) all of the representations and warranties of such Original Seller contained in the Transfer Agreement and in each other document or certificate delivered in connection therewith are true and correct; and

                  (b) no Termination Event or Potential Termination Event has occurred and is continuing.

         3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Officer's Certificate. The Originator shall have received a certificate of each of the Original Sellers, in the form of Exhibit A hereto, certifying as to matters set forth in Sections 2(a) and (b) of this Amendment.

                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES TRANSFER AGREEMENT

                  (c) Waivers and Amendments. The Originator shall have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.

         4.       Effect of Amendment.

                  (a) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Transfer Agreement or of any other instrument or agreement referred to therein, or (ii) prejudice any right or remedy that the Originator, SPV, any Financial Institution, the Company or the Agent may now have or may have in the future under or in connection with the Transfer Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Transfer Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Transfer Agreement" or "Receivables Transfer Agreement" shall mean the Transfer Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Transfer Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Transfer Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) This Amendment is a Transaction Document executed pursuant to the Transfer Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Each of the Original Sellers hereby jointly and severally agrees to pay all reasonable costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Originator and its assigns).

                  (d) This Amendment may be executed in any number of counter parts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of an originally executed counterpart of this Amendment; provided that each party hereto agrees to deliver originally executed counterparts of this Amendment on a timely basis.

                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES TRANSFER AGREEMENT

                  (e) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                            (SIGNATURE PAGES FOLLOW)


                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES TRANSFER AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.


                                    BENTLEY MILLS, INC.,
                                    as an Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    CHATHAM MARKETING CO.,
                                    as an Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    GUILFORD OF MAINE MARKETING CO., as an
                                    Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    INTEK MARKETING CO.,
                                    as an Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    INTERFACE AMERICAS, INC.,
                                    as an Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President


                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES TRANSFER AGREEMENT

                                    INTERFACE ARCHITECTURAL RESOURCES,
                                    INC., as an Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    INTERFACE FLOORING SYSTEMS, INC., as an
                                    Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    PANDEL, INC.,
                                    as an Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    TOLTEC FABRICS, INC.,
                                    as an Original Seller



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President



                                    INTERFACE, INC.



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name:  Patrick C. Lynch
                                       Title: Vice President and CFO


                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES TRANSFER AGREEMENT

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

         I,                  , am the Secretary/Assistant Secretary of each of
Bentley Mills, Inc., a Delaware corporation, Chatham Marketing Co., a North Carolina corporation, Guilford of Maine Marketing Co., a Nevada corporation, Intek Marketing Co., a Nevada corporation, Interface Americas, Inc., a Georgia corporation, Interface Architectural Resources, Inc., a Michigan corporation, Interface Flooring Systems, Inc., a Georgia corporation, Pandel, Inc., a Georgia corporation, and Toltec Fabrics, Inc., a Georgia corporation (each of the foregoing, an "Original Seller", and collectively, the "Original Sellers"). I execute and deliver this Officer's Certificate, dated as of November 21, 2001, on behalf of each Original Seller pursuant to Section 3(b) of that certain Fourth Amendment to Receivables Transfer Agreement (the "Amendment"), dated as of November 21, 2001, by and among the Original Sellers and Interface, Inc., a Georgia corporation, as Originator (the "Originator"), which Fourth Amendment amends certain terms and provisions of that certain Receivables Transfer Agreement, dated as of December 19, 2000, by and among the Original Sellers and the Originator (as amended, restated, supplemented or otherwise modified from time to time, the "Transfer Agreement"). Capitalized terms used in this Officer's Certificate and not otherwise defined herein shall have the respective meanings set forth in the Transfer Agreement.

         I hereby certify, on behalf of each of the Original Sellers, that, both before and after giving effect to the Amendment, (a) no Termination Event or Potential Termination Event has occurred and is continuing and (b) the representations and warranties of such Original Seller contained in the Transfer Agreement and in the other Transaction Documents are true and correct as of the date hereof.



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                                             FOURTH AMENDMENT TO
                                                  RECEIVABLES TRANSFER AGREEMENT

                                        7